black chandelier®

the retail revolution

"Beauty is the start of terror we can hardly bear."
-Rainer Maria Rilke

black chandelier®
the retail revolution

CONTENTS:

WWW.BLACKCHANDELIER.COM

black chandelier.
the retail revolution



JARED GOLD

Jared Gold is a dirt clot from Idaho. He studied piano and harpsichord in Hawaii. Later, he returned home to Idaho, and taught himself to sew. In 1996 hemoved to Los Angeles to attend Otis College of Art and Design, on the Rudi Gernreich Scholarship, to perfect his patterning and design skills. He worked as one of the only male salespersons in the Fred Segal Women's department. Almost immediately, Jared began making special items for the department and ultimately left the store to pour all efforts into designing. Gold showed his first full collection in 1998 and for every season following has wowed audiences and critics alike with his dark humor and exquisite construction. During this time, Gold launched Black Chandelier, a diffusion line to capitalize on the junior market demand in Japan. In 2003 Gold returned to Utah for peace and quiet. The Black Chandelier design center now occupies the landmark Bennett Paint and Glass building in downtown Salt Lake City. Black Chandelier, Pink Chandelier (children's wear), Black Chandelier Olfactory Surrealism (candles), Black Chandelier Luxury, and Jared Gold Collection now are designed 100% in Utah and carry the distinct marking of its magical surroundings and history.

black chandelier. the retail revolution

Company History


BLACK CHANDELIER

In 2003 Black Chandelier opened its first retail location in Historic Trolley Square in Salt Lake City. The bizarre atmosphere and addictive clothing fast won the hearts of even the most fickle fashion freaks. Recently Black Chandelier opened its concept store in the upscale shopping district "The Gateway". This store marks the blueprints for a projected 20 store rollout in 2007.

All items are designed by Jared Gold, with his unique vision of what people wear and what they wish to wear. Each season has a personality and distinct concept that uses the synergy between two opposing forces to create a third hybrid reality. Most collections are based on information and feelings that are not readily explained. "Like working with an alphabet for a language that has no words. " Each collection starts with its unusual inspiration. Jared prefers non-visual stimuli, which he then interprets into fabrics, colorways and styling. The current collection for Spring 2007, Quiet Army, and all of Jared's collections, use their own curious codex of imagery and interpretation to further explain the very complex nature of Gold's vision.

Spring 2007 will mark Jared Gold and Black Chandelier's return to the world of wholesale distribution, with daily glamour and wearable mystery, the collections will offer stores a fresh alternative to current trends. Both collections are designed with solemn respect for historic elements, as well as aggressive redirection in aesthetics to keep the fashion world guessing.

Holiday 2006 will also mark the premier of Black Chandelier Luxury. T-shirts, sweatshirts and sweaters all produced in Cashmere, Pima cotton, Sea Island Cotton and Vicuna. These items, designed from scratch to fit beautifully while maintaining a fashion forward appeal, will then all be screen printed as a normal cotton t-shirt blank.

black chandelier
the retail revolution

Stockists - Then & Now

Black Chandelier Salt Lake City
Black Chandelier Los Angeles
Black Chandelier Seattle
Barneys New York: Uptown, Men's and Women's
Barneys New York: Co-Op (Chelsea NYC) Men's and Women's
Barneys New York: Beverly Hills, Men's and Women's
Barneys New York: Tokyo
TG-170: New York City
Verd's Funk: San Francisco
Fred Segal Melrose: Los Angeles
Curve: Beverly Hills
Steven Allen: Soho, Japan
Aero & Co.: Los Angeles
Brown's Focus: London
United Arrows: Tokyo
Beams: Tokyo
J West: Tokyo, Osaka
Yagi Tsusho: Tokyo
Isetan: Japan, Singapore
Xin: Los Angeles
Rolo: San Francisco (3 Locations)
Poker Face: Portland
Journal Standard: Tokyo
Baboon: Hong Kong
Queen St.: Hong Kong
TNT: Toronto
Atomic Model: British Columbia
A. Mason: Santa Monica
NYSE: Los Angeles

black chandelier.
the retail revolution

OUR STAFF



Richard Surber
President and Financial Theory

Richard D. Surber, 33, graduated from the University of Utah with a Bachelor of Science degree in Finance. He then continued and completed a Juris Doctorate with an emphasis in corporate law, including securities, taxation and bankruptcy. He has served as President and Director of Nexia Holdings, Inc. since May of 1999. He facilitated the startup of Black Chandelier retail as well as Landis Lifestyle Salon. His financial background has been invaluable in marketing, merchandising, and expanding these entities. Surber has been a member of the California bar since 1999.

Aja Sicks
Manufacturing and Internal Products



Aja cut her fashion teeth managing Hot Topic locations and owning her own piercing and tattoo parlor. She now uses needles and ink to produce the covetable products at Black Chandelier's Salt Lake City design center. Originally From North Dakota she is an insightful equipment mechanic and has a sixth sense when it comes to sewing and construction. She is a photographer, freelance barber, and sheet metal painter and single handedly creates all the cockroach jewelry for Black Chandelier.



Morgen Swenson
Retail Director and Advertising

Morgen comes from a varied background of unique and invigorating complexity. Her vast retail expertise began at the Gap and escalated her to multi-store management positions in other retail environments. In addition to her management position with Black Chandelier, she is the advertising executive over the company's retail operations. Holding a degree in visual arts, Morgen has been able to aid the company in the completion of many print ads, store signage, and submission of a t-shirt graphic design here and there.

Andy Pitts
Graphics and Aesthetic Construction



Andy Pitts is a graphic designer for Black Chandelier with a BFA in Film Studies. He is a world-traveled skateboarder who has deep roots in skateboarding, skate park design and construction. For ten years Andy has overseen his skateboard/clothing/video company, 48 Productions. He does freelance graphic design for musicians, magazines, skateboard shops and companies. For the past two years, Andy has had a hand in nearly every aspect of Black Chandelier's operations.

black chandelier.
the retail revolution

OUR STAFF



Rachael Domingo
Assistant Designer and Production Management

Rachael L. Domingo has been committed to excellence in the fields of art and design for over seven years. Rachael studied fashion design at the Fashion Institute of Design and Merchandising in Los Angeles and graduated with Honors in 2002. She went on to attend the University of Utah and gained her BFA in Illustration. She has won numerous awards and scholarships for her academic performance and artistic abilities. Rachael Joined the Black Chandelier Team in January '05, she is an inventive patternmaker and manages in-house and overseas sourcing and production.

Allen Jordan
Webmaster



Allen Jordan loves to get tea with friends and spends the majority of his day in Dreamweaver and Photoshop. He is a mad web carpenter and has won two awards for his websites at the Utah Multimedia Arts Fest. Originally from Texas, he moved to Salt Lake in 2004 and interned at Spy Hop Productions in their web program for two years. In addition to his role as a Webmaster, he is also a computer guru and oversees web marketing.



Sean Pasinsky
Operations and Technology

Sean Pasinsky earned his Bachelor's degree in Chemical and Fuels Engineering with an emphasis in Business Management at the University of Utah.

Pasinsky began his entrepreneurial journey by facilitating the start-up of a number of successful business endeavors. Possessing over 11 years of successful business development and highly technical consulting experience, including software development, network integration, systems architecture, process engineering, controls engineering, and industrial engineering; Pasinsky can design processes that work for any business model. As Vice President of Development for Nexia Holdings and co-architect of Nexia's business expansion model; Sean Pasinsky is a valued member of the staff and integral to Nexia's development.

OUR STAFF



Johnna Spikes
Traffic and Web Store Merchandising

Johnna Spikes received her Associates Degree in Fashion Marketing and Design at The Art Institute of Dallas. In February 1999, she moved to Paris, France where she continued to study fashion at The Paris Institute of Fashion. She interned at Parisian perfumery where she studied fragrance creation and packaging techniques. Her voice is heard in " Billy and Mandy's Grim Adventures" on Cartoon Network. She was recruited as the inventory manager at Black Chandelier where she controls tracking and dispersing inventory to stores as well as making executive decisions on webstore styles. She takes part in wholesale sales, buying and marketing, in addition to: filling all web orders, and assisting with all in-house designers at the headquarters.

Ashley Haak
Head Patternmaker and Design

Ashley Haak is a graduate from Philadelphia's prestigious Moore College of Art and Design. She majored in Fashion Design and Photography. Among the many skills she mastered, Ashley also received awards for jewelry design and outstanding artistic achievement. Ashley interned at Black Chandelier for the summer of 2005 and then returned to Philadelphia to complete her BFA. Upon graduation, Ashley relocated from Philadelphia to Salt Lake City to be Jared Gold's Assistant Designer and Head Patternmaker.





Matthew Stevens
Graphics and Identity

Matthew engineers the lush visual complexity that is Black Chandelier. He is a master of Photoshop and web design programs, as well seasoned art historian. Matthew's contributions to Black Chandelier give it the edge over the competition by providing thoughtful and humorous artwork in enormous quantities. Matthew is fluent in Japanese and likes to build music boxes and toys.

black chandelier®
the retail revolution

STUDIO LIFE

A GLIMPSE INTO LIFE HERE AT THE BLACK CHANDELIER DESIGN CENTER.



90% of all items sold at Black Chandelier stores are produced in-house. The design center in Salt Lake City is a complex blend of art, culture, and innovation. The staff is encouraged to experiment and present their ideas to the collective. The design center staff consists of designers, patternmakers, seamstresses, screen printers, embroiderers, illustrators, graphic designers, perfumers, buyers and a librarian.

black chandelier®
the retail revolution

STUDIO LIFE


JUKI

black chandelier®
the retail revolution

Salt Lake City, Gateway Location


black chandelier
NOW OPEN





TEL. 801.456.0197–170 S. RIO GRANDE ST. SUITE B, SALT LAKE CITY, UTAH, 84101
LOCATED IN THE GATEWAY SHOPPING COMPLEX, FIRST LOCATION ON THE SOUTH

black chandelier®

the retail revolution

Salt Lake City, Gateway Location



black chandelier®
the retail revolution

Salt Lake City, Gateway Location Grand Opening


black chandelier






black chandelier®
the retail revolution
Salt Lake City, Trolley Square Location
tel. 801.359.2426–602 E. 500 S. Salt Lake City, Utah 84102
Located in the Trolley Square shopping complex, on the South Side.

black chandelier®
the retail revolution

RETAIL STORE PRESS



in
SUMMER BEGINS

in

GET THE 411 ON GOOD AND GROTESQUE

SHOPPING

'Insult the mundane' at Black Chandelier

KIM BURGESS
kburgess@inthisweek.com

Fashion doesn't get more outrageous, whimsical, and downright bizarre than Black Chandelier, the clothing boutique that invaded Trolley Square three years ago. Jeweled cockroach broaches anyone? Yes, they are alive and require food, water and a little aquarium to romp around. They hiss when angry. It's hard to find a more interactive accessory than that.

Now the Black Chandelier magic has come to the Gateway mall. With much ado and fanfare, "designer and spirit" Jared Gold "raised the curtain" on his newest store June 30. Graffiti artists created beautiful portraits while 150 shoppers sipped champagne, chomped snow cones and busily browsed the racks.

Cockroaches were not yet for sale at this location, but there were plenty of other strange creations including T-shirts with puffer fish designs, hot pink jackets, Oktomat cameras, art books and "olfactory surrealism" scented candles.

"I spent a hundred dollars on Wed. I'm so bad," said Kristen Yoshimura. "I love the store. It's not what everyone wears. It's so unique."

Sporting the cockroach broach and head-to-toe Black Chandelier fashions, Cassandra Dean looked extremely unique. "As long as I don't have to touch it, it's OK," she said of the stylish insect, which sat limply on her chest. Of the store's clothes, she said, "They can be so

SEE BLACK CHANDELIER ON 49

NEW BALL KICKS:

The latest look in World Cup soccer is g-o-o-o-o-o-o-l-d.

That's the color of the radical new ball, the Adidas + Teamgeist Berlin, designed for the championship match July 9 in the German capital.

The gold ball will match the trophy and add sparkle to the collectibles aftermarket. Gold is also a metaphor for the profits that Adidas, longtime official World Cup supplier, stands to make from worldwide sales of its state-of-the-art sphere. The German sporting-goods giant was banking that World Cup fever would sell 10 million logo-laden balls, from $15 miniatures to $130 match replicas; Adidas announced last Wednesday that sales had passed the $15 million mark.



Ludwig and the Toys guitarist





black chandelier
GRAND OP

Black Chandelier's Grand Opening is the fashion event of the summer at The Gateway

Photos by Kim Burgess

FIND PLACES TO SHOP TIL YOU DROP AT WWW.INTHISWEEK.COM

black chandelier
the retail revolution
RETAIL STORE PRESS

Black Chandelier FROM 47

versatile. It fits everyone: Goths, punks and everyone else. Plus it's sexy. The art is so different. It's not just trendy and mainstream. It's unique. I love shopping here. I have to get everything."

Salt Lake Tightlacer designer Jennifer McGrew was also considering a purchase, namely a frilly orange shirt with a chainsaw design. "I love the inventiveness of the designs. It's cheeky. It's like the Hello Kitty aesthetic with an edge."

Gold confirmed that he was going for a "Japanese street" look with a little Victorian mixed in. "We mix it up and freak it out.... We're maximalists. There is nothing minimalistic about our clothes. We're visually and theoretically Rococo."

He also downplayed his recent guest appearance on "America's Next Top Model," which put his roaches center stage. "I'm not a fan of that kind of thing. I think the clothes are more important than the face [of the company]. "It's not about me being on 'America's Next Top Model,' it's about you wearing something cool thing."

Gold is clearly modest, but not shy. At 8:30 p.m., he put on a blue velour suit and took the stage with his band, Ludwig and the Toys. With the statement, "We only practiced twice," the band's lead singer tore into The Cure's "Just Like Heaven" with Gold accompanying on xylophone. Other songs featured toy guitar, toy piano, glockenspiel and toy drums.



Photos by Kim Burgess/In Utah This Week

Ludwig and the Toys fronted by Jared Gold



Cassandra Dean accessorizes with a cockroach



Kristen Yoshimura and Catie Webb dress up for the occasion

black chandelier®
the retail revolution

RETAIL STORE PRESS


MEET OUR COVER CONTEST WINNER CANDICE MILLER
Salt Lake
2006
BEST
OF THE
beehive

Best reason to get dressed in the morning

BLACK CHANDELIER
(802 E. 500 South, SLC, 801-359-2426)

We don't care that fashion designer Jared Gold is an Idaho transplant and neither do the indie-chic shoppers flocking to his Trolley Square boutique. We're claiming him as a Utahn. Black Chandelier's goth-goes-happy vibe (think bloody straight razor prints on baby pink tees) has earned international street cred and notoriety in fashion bible *W* magazine and the TV show *America's Next Top Model*.



Jared Gold, Black Chandelier

The Enterprise
Volume 36, Number 3 | www.slenterprise.com | July 24-30, 2006 | Salt Lake City, Utah | $1.25


BLACK CHANDELIER

Black Chandelier, which recently gained notoriety for its live cockroach broaches, has stores in Trolley Square and The Gateway.

SLC clothier to go public, plans national expansion

By Debbi Taylor
The Enterprise

The unique clothing styles and accessories of designer Jared Gold, which were catapulted into the limelight recently with his unusual cockroach broaches and a guest appearance on "America's Top Model," are about to expand as the owner of Salt Lake City-based Black Chandelier prepares to take the retail store concept public.

Nexia Holdings Inc. has created a new wholly owned subsidiary called Gold Fusion Laboratories Inc., which will become the new owner of all of the Black Chandelier clothing and accessory lines once the acquisition from current owner,

see CHANDELIER page 2

CHANDELIER

from page 1

Diversified Holdings X Inc., (DHX) becomes final.

Both DHX and Nexia are owned by Richard Surber. Nexia is publicly traded while DHX is privately held.

"As a result of it [Black Chandelier] being held by a public company, it will make it much easier to raise the necessary capital for expansion," Surber said. "The Nexia team is exploring the potential for opening 20 additional stores in the United States and abroad over the next three to five years. Our goal is to build a retail operation that will generate $50 million in gross revenues per year by the fifth year of operations."

The acquisition will include the Black Chandelier line of women's and men's clothing, Jared Gold Couture, Pink Chandelier, a line of children's wear, Lemon, a line of skater wear, and Black Chandelier Home, a collection of gifts, stationery, candles and linens.

Surber said he is currently in negotiations with two malls to expand the Black Chandelier concept, one in Phoenix and the other at South Towne in Sandy.

"I think there is tremendous potential and a niche at a lot of these big-box malls," Surber said. "If you go to any mall across the United States there is the same sort of cookie-cutter retail venue in each one of them. Black Chandelier is kind of different."

The first Black Chandelier store opened at Trolley Square three years ago and the second last month at The Gateway.

"We have barely been open a month at the Gateway and sales are pretty good for off season, so we're happy," Surber said. "This location is on target to generate approximately $800,000 in gross revenues during its first year of operations."

The new Gateway location was designed as a pilot store to be used as a model for the opening of additional stores throughout the country.

Since DHX bought Black Chandelier approximately seven months ago, 90 percent of the stores' merchandise has been produced at the Nexia corporate office in Salt Lake City. The unique style of clothing is produced in small runs to keep the store's merchandise fresh.

According to Gold, the "overall goal of Black Chandelier and its retail locations is to offer the public an alternative to big-box retail."

Nexia is also the owner of Landis Lifestyle Salon, a Salt Lake City hair salon which is also experiencing an expansion as a second salon is about to open in the new Marmalade Center at 600 N. 300 W. and Surber is planning to open three new salons in Utah within the next two years.

"Beauty and retail go hand in hand," Surber said.


black chandelier®
the retail revolution
Our Products

black chandelier®
the retail revolution

Our Products

black chandelier®
clothing


www.blackchandelier.com



Black Chandelier Clothing

Produced in small runs, screen-printed and designed in-house, the Black Chandelier clothing group represents the majority of goods purchased in our retail stores. The no-holds-barred black humor of the collection speaks to the customer on an intelligence level that is both appreciated and sought after.
Black Chandelier is made in the USA.
prices range: $24-$80

black chandelier
the retail revolution

OUR PRODUCTS

JARED GOLD™






Jared Gold Collection

This group brings an air of high fashion to the store. Its higher price point and exquisite workmanship creates covetable items for the customer, and an endless supply of pressworthy glamour. The Jared Gold Collection is made in the USA.

prices range: $55 - $850


black chandelier
the retail revolution
OUR PRODUCTS
Jared Gold Giant Madagascar Hissing Cockroach Brooch
JARED GOLD
Jared Gold Giant Madagascar Hissing Cockroach Brooch
A little information on our little friends. These insects come in varied patterns and are decorated with the finest Austrian Swarovski crystal. Each roach takes about an hour of painstaking work to achieve his final magical glory. All roaches are male to ensure sterility, and come complete with a leash set. This consists of a gorgeous pin you attach to your clothing with a chain that clasps to the cockroach's carapace to keep him from running amok. The lifespan of these animals is approximately one year if housed and fed properly.
Cockroach Brooches are bred in the USA and decorated in-house at Black Chandelier.
Retail - $60

black chandelier.
the retail revolution

OUR PRODUCTS

Wrangler
PREMIUM PATCH™


wrangler

Wrangler 47 Premium Denim

Wrangler Jeans used New York designer Wendy Mullin to create a premium denim line for men and women. Wrangler 47 blends high-end fabrics with updated fits and vintage inspired styles that keep with the heritage of the Wrangler Brand.
prices range: $88-$175
www.wrangler.com



SEYCHELLES

BC Shoes



Seychelles and BC Shoes

Originally created for a college demographic and their pocketbook, these shoes feature exciting experimental fabrication, odd materials, and historic reference in their design. All of these design elements marry perfectly with the Black Chandelier design ethos. Shoes are manufactured in China.
prices range: $32-$110

black chandelier
the retail revolution

OUR PRODUCTS

Accessories

LeSportsac



LeSportsac

The current incarnation of this 70's luggage juggernaut introduces wild prints crossed with inventive shapes to produce a wildly popular and affordable luggage collection for all ages and sexes. LeSportsac is made in the Dominican Republic.
prices range: $14 - $115
www.lesportsac.com

TARINA TARANTINO




I Hate You

Tarina Tarantino

Old school mates with Jared Gold, Tarina has produced her jeweled confections for Fred Segal, Barneys and her own boutiques, as well as licensed items for Barbie and Hello Kitty. Tarina Tarantino is produced in the USA.
prices range: $38 - $175
www.tarinatarantino.com

Tokidoki

An Italian cartoonist operating out of Milan, produces inexpensive jewelry, watches, and cutesy ephemera that keep the kids going crazy. Tokidoki is made in Italy.
prices range: $12 - $157
www.tokidoki.it


tokidoki

black chandelier®
the retail revolution

Our Products


kawaii

Black Chandelier Candles and Stationery
Black Chandelier Olfactory Surrealism candles and the new Imaginary Botanicals candles all carry the hallmark of the company's experimental spirit. Perfume oils for these items were designed and formulated by the same industry magicians that produce scents for Victoria's Secret, Vivienne Westwood, and Marc Jacobs.
Candles are made in USA.
prices range: $6-$45



Black Chandelier Stationery was designed to follow packaging of Japanese stationery stores. Ten different styles of letter sets as well as notebooks and diaries all heavily branded with Black Chandelier's visual ingenuity.
Stationery made in USA.
prices range: $3-$15

Taschen Books
Whether you're an art fan, aficionado, or collector, these completely unique books should be on your required reading list. Like a textbook for a class given by all of the world's leading experts, on the strange, artistic and beautiful, Taschen produces affordable books on many subjects you love and even more on subjects you should.
prices range: $9-$60


ROTHKO

black chandelier®
the retail revolution

Our Products

Lomographic Cameras


pop
GO
去

Lomography distributes their quirky and compelling film cameras mainly through museum gift shops. The cameras range from Russian dead-stock optics to multi-shot freak shows designed by cartoonists. Cameras are manufactured in Japan, Germany, and Russia and are favorite gifts for everyone from grade school students to octogenarians.

prices range: $11-$80

www.lomography.com

black chandelier
the retail revolution

OUR PRODUCTS

COMME des GARÇONS
*
parfums



COMME des GARÇONS
2
MAN
white

TOP ROW: ORIGINAL EDP, 2 EDP, 2MAN EDT, WHITE EDT
PRICES RANGE: $45 - $70

BOTTOM ROW: ODEUR 53, ODEUR 71, INSENSE SERIES "KYOTO", SHERBET SERIES "RHUBARB"
PRICES RANGE: $26 - $86



ODEUR 53
COMME des GARÇONS
71
INCENSE
kyoto
SERIES 3
sherbet

Widely considered as the most groundbreaking design group in the world, Rei Kawakubo's Comme des Garçons produces aggressively innovative fashion, fragrances and accessories. The distribution on their product is so tightly controlled that Black Chandelier is the sole outpost for distribution of their products between Chicago and San Francisco. Fragrances are manufactured in France.

black chandelier
the retail revolution

PRESS SAMPLES


GLUE


ITALIAN VOGUE


FANFAIR
VANITY FAIR


ROLLING STONE


ITALIAN VOGUE


Ab Fab's Joanna Lumley (left) and
Jennifer Saunders at the Jared Gold show
150 10/7/02 PEOPLE


FLAUNT
MISS PARKER AND HER
CHARMED CIRCLE






SOLID GOLD
HARPER'S BAZAAR

black chandelier
the retail revolution

PRESS LIST

America's Next Top Model
Good Morning America
CNN
Inside Edition
Nippon TV
(Japan's largest commercial TV network)
Tokyo Shimbun
Reuters TV
Bravo
E Entertainment
PAX
The Carson Daily show
The View

RTL Television Europe
Barcroft Media Ltd. London
John Chapple for British Papers
Flash News
MB Pictures
UPN
VH1
WB

Italian Vogue
French Vogue
Vanity Fair
Swindle
Rolling Stone
Women's Wear Daily
Domino
Lucky
Elle
Daily Candy
Glue
Paper

W Magazine
Washington Post
USA Today
New York Post
New York Times
LA Times
The Times Union
AdWeek
Splash News California

BBC
NBC 54 KXAS TV Dallas
Entertainment Sensations
KRCL Radio
Barberi Talk Radio Program
Vittoria Designs
Bigelow Aerospace Las Vegas

NBC KSL5 Salt Lake City
ABC KUTV2 Salt Lake City
FOX 13 Salt Lake City
Salt Lake Tribune
Salt Lake City Weekly
Salt Lake Magazine
In Utah This Week
SLUG Magazine
The Enterprise

1895 (Swarovski's Magazine)
Caché International
HQ Magazine
Hintmag.com
Zeit Wissen!
View
Spanish Pest Control News Magazine

black chandelier®
the retail revolution

Contact us!

Black Chandelier

59 West 100 South
Second Floor
Salt Lake City, Utah
84101

Tel: 801.575.8073 ext 113
Fax: 801.575.8092

info@blackchandelier.com

www.blackchandelier.com

